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                                                                    EXHIBIT 10.2

                              INDEMNITY AGREEMENT

     This Agreement is made as of the _____ day of _______________, 1997, by and between LOGILITY, INC., a Georgia corporation (the "Corporation"), and _________ __________________ ("Indemnitee"), a resident of the State of ________________.

                              W I T N E S S E T H:

     WHEREAS, the Corporation desires to retain and attract as directors and officers the most capable persons available; and

     WHEREAS, service as a director or officer of a corporation, particularly a corporation the securities of which are or are to be publicly held, may subject such individual to substantial litigation and other risks; and

     WHEREAS, it is the express policy of the Corporation to provide its directors and officers with the maximum indemnification protection permitted under Georgia law; and

     WHEREAS, in spite of the broad indemnification protection provided for under the Corporation's Articles of Incorporation and By-laws, Indemnitee is unwilling to serve as a director and/or officer without the provision of further indemnification rights, and to induce Indemnitee to serve in such capacity, the Corporation desires to afford to Indemnitee indemnification protection to the fullest extent permitted under the laws of Georgia.

     NOW, THEREFORE, for and in consideration of the premises, agreements and covenants contained herein, the services provided by Indemnitee as a director and/or officer of the Corporation, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Agreement to Serve.  Indemnitee agrees to serve or continue to serve
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as a director and/or officer of the Corporation until his or her death, resignation, disqualification, or removal from office, or the election or appointment and qualification of his or her successor, whichever shall first occur.

     2.   Definitions.  As used in this Agreement:
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          (a) The term "Code" means the Georgia Business Corporation Code, as in effect from time to time.

          (b) The term "Proceeding" includes any threatened, pending or completed investigation, claim, action, suit or proceeding, whether of a civil, criminal, administrative, arbitrative, or investigative nature (including, without limitation, any
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     action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor), whether formal or informal, in which Indemnitee may be or may have been or may be threatened to be made to become involved in any manner (including, without limitation, as a party or a witness) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Board of Directors or an officer of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise (whether or not for profit), or by reason of anything actually or allegedly done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

          (c) The term "Expenses" includes, without limitation, counsel fees and disbursements and all other costs, expenses, and obligations actually and reasonably incurred by Indemnitee in connection with (i) investigating, defending, being a witness in or otherwise participating in, or preparing to defend, be a witness in or participate in, any Proceeding, (ii) establishing a right to indemnification under Section 6 of this Agreement or (iii) obtaining recovery under any directors' and officers' liability or similar insurance policy or policies purchased or maintained at any time by the Corporation.

          (d) The term "fines" includes any excise tax assessed with respect to any employee benefit plan

     3.   Indemnity in Third-Party Proceedings.  The Corporation shall indemnify
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Indemnitee in accordance with the provisions of this Section 3 if Indemnitee was, is, or is threatened to be made to become involved in any manner, including without limitation as a party or witness, in any Proceeding against any and all Expenses and any and all judgments, fines, and penalties entered or assessed against Indemnitee, and any and all amounts reasonably paid or payable in settlement by Indemnitee, incurred with respect to such Proceeding, but only if

          (a) Indemnitee acted in good faith; and

          (b) Indemnitee reasonably believed:

               (i) in the case of conduct in his or her official capacity, that such conduct was in the best interests of the Corporation;

               (ii) in all other cases, that such conduct was at least not opposed to the best interests of the Corporation; and

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               (iii)  in the case of a Proceeding of a criminal nature, in addition, that Indemnitee had no reasonable cause to believe that his or her conduct was unlawful.

Indemnitee's conduct with respect to an employee benefit plan for a purpose he or she believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of item (ii) of subsection (b) above. Further, the termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, be determinative that Indemnitee did not meet the standard of conduct described in this Section 3. Notwithstanding anything to the contrary in this Section 3, the Corporation shall not indemnify Indemnitee under this Section 3 in connection with (A) a Proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the Proceeding if it is determined that Indemnitee has met the relevant standard of conduct under this Section 3, or (B) any other Proceeding with respect to conduct for which Indemnitee was adjudged liable on the basis that a personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity as a director and/or officer of the Corporation.

     4.   Indemnification of Expenses of Successful Party; No Adverse
          -----------------------------------------------------------
Presumption.  Notwithstanding any other provisions of this Agreement, to the
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extent that Indemnitee has been successful on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. The termination of any Proceeding by judgment, order of court, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption for purposes of any provision of this Agreement that Indemnitee did not act in good faith, in a manner which he or she reasonably believed to be in the best interests of the Corporation, or with respect to any Proceeding of a criminal nature, that such person had reasonable cause to believe that his or her conduct was unlawful.

     5.   Advances of Expenses.
          --------------------

          (a) Before the final disposition of any Proceeding, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by Indemnitee, if Indemnitee is a party to that Proceeding because he or she is a director and/or officer of the Corporation, if Indemnitee delivers to the Corporation:

          (i) A written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 3 above (and in Section 14-2-851 of the Code), or that the Proceeding involves conduct for which liability has been eliminated under a provision of the Articles of Incorporation of the Corporation (as authorized by Section 14-2-202(b)(4) of the Code); and

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          (ii)  Indemnitee's written undertaking to repay any funds advanced if it is ultimately determined that Indemnitee is not entitled to indemnification under the provisions of Part 5 of Article 8 of the Code or under these Bylaws. No security for the performance of any such undertaking shall be required, and any such undertaking shall be accepted by the Corporation without regard to the financial capacity of Indemnitee to perform his or her obligations thereunder.

     (b) Authorizations under subsection (a) above shall be made:

          (i)  by the Board of Directors,

               (A) when there are two or more Disinterested Directors (as such term is defined in the Code), by a majority vote of all of the Disinterested Directors (a majority of whom shall for such purpose constitute a quorum) or by a majority of the members of a committee of two or more Disinterested Directors appointed by such a vote; or

               (B) when there are fewer than two Disinterested Directors, then by the affirmative vote of a majority of directors present, in the presence of a quorum, unless the vote of a greater number of directors is required for action by the board (in accordance with Section 14-2-824(c) of the Code) and in which authorization directors who do not qualify as Disinterested Directors may participate; or

          (ii) by the shareholders, but the shares owned or voted under the control of Indemnitee may not be voted on the authorization.

     6.   Right of Indemnitee to Indemnification Upon Application; Procedure
          ------------------------------------------------------------------
Upon Application.  Without limiting the obligation of the Corporation to
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promptly make payments in respect of Expenses in accordance with Section 5, any indemnification under Sections 3 and 4 shall be made no later than 45 days after receipt by the Corporation of the written request of Indemnitee, provided a determination has been made for a specific Proceeding that indemnification of Indemnitee is permissible under the circumstances because Indemnitee has met the relevant standard of conduct set forth in Section 3 or 4, as the case may be. Such determination shall be made within said 45-day period:

          (a) if there are two or more Disinterested Directors, by the Board of Directors by a majority vote of all of the Disinterested Directors (a majority of whom shall for such purpose constitute a quorum) or by a majority of the members of a committee of two or more Disinterested Directors appointed by such a vote;

          (b) by special legal counsel selected (i) in the manner described in subsection (a) of this Section or, (ii) if there are fewer than two Disinterested Directors, selected by the

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     Board of Directors (in which selection directors who do not qualify as
     Disinterested Directors may participate); or

          (c) by the shareholders, but shares owned or voted under the control of Indemnitee may not be voted on the determination.

The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation. Indemnitee's Expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

     7.   Indemnification Hereunder Not Exclusive.  The indemnification provided
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by this Agreement shall not be deemed exclusive of any other rights to which
Indemnitee may be entitled under the Code or the Articles of Incorporation or Bylaws of the Corporation, any other agreement, any vote of stockholders or Disinterested Directors, or otherwise, either as to action in his or her official capacity or as to action in any other capacity. To the extent that Indemnitee otherwise would have any greater right to indemnification under any provision of the Code or the Articles of Incorporation or Bylaws of the Corporation as in effect on the date hereof, Indemnitee will be deemed to have such greater right hereunder, and, to the extent that any change is made to the Code (whether by legislative action or judicial decision) or the Articles of Incorporation or Bylaws of the Corporation, which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right thereunder. The Corporation will not adopt any amendment to the Articles of Incorporation or Bylaws of the Corporation, the effect of which would be to deny, diminish or encumber Indemnitee's right to indemnification under the Code or the Articles of Incorporation or Bylaws of the Corporation, or otherwise, as applied to anything actually or allegedly done or failed to be done in whole or in part prior to the date upon which the amendment was approved by the Corporation's Board of Directors, its shareholders, or both, as the case may be.

          The rights to indemnification and advancement of expenses under this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a director and/or officer, or to serve in any capacity for or on behalf of the Corporation or any other enterprise, and shall inure to the benefit of the heirs, executors, administrators or estate of Indemnitee.

     8.   Partial Indemnification.  In the event that Indemnitee is entitled
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under any provision of this Agreement to indemnification by the Corporation for a portion, but less than the entire amount of any Expenses, judgments, fines, penalties or amounts paid or payable in settlement, the Corporation shall fully indemnify Indemnitee in accordance with the applicable provisions of this Agreement for such portion of such Expenses, judgments, fines, penalties, or amounts paid in settlement.

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     9.   Liability Insurance and Funding.  To the extent the Corporation
          -------------------------------
purchases or maintains any insurance policy or policies providing directors' and officers' liability or similar insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director of officer of the Corporation. Indemnitee's Expenses in connection with successfully obtaining any recovery under any such directors' and officers' liability insurance or similar policy shall also be indemnified by the Corporation. The Corporation may, but shall not be required to, create a trust fund, grant a security interest, or use other means (including, without limitation, procuring one or more letters of credit) to ensure the payment of such amounts as may be necessary to satisfy its obligations to provide indemnification and advance Expenses pursuant to this Agreement.

     10.  Subrogation.  In the event that the Corporation provides any
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indemnification or makes any payment to Indemnitee in respect of any matter in respect of which indemnification or the advancement of expenses is provided for herein (regardless of whether such indemnification or payment is provided or made under the provisions of this Agreement, the Code, Articles of Incorporation, or Bylaws of the Corporation, or otherwise), the Corporation shall be subrogated to the extent of such indemnification or other payment to all of the related rights of recovery of Indemnitee against other persons or entities. Indemnitee shall execute all papers reasonably required and shall do everything that may be reasonably necessary to secure such rights and enable the Corporation effectively to bring suit to enforce such rights (with all of Indemnitee's Expenses to be reimbursed by or, at the option of Indemnitee, advanced by the Corporation).

     11.  No Duplication of Payments.  The Corporation shall not be obligated
          --------------------------
under this Agreement to provide any indemnification or make any payment to which Indemnitee is otherwise entitled hereunder to the extent, but only to the extent, that such indemnification or payment hereunder would be duplicative of any amount actually received by Indemnitee pursuant to any insurance policy, the Code or the Articles of Incorporation or Bylaws of the Corporation, or otherwise.

     12.  Saving Clause.  If any provision of this Agreement or the application
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of any provision hereof to any circumstance is held to be illegal, invalid, or otherwise unenforceable, the remainder of this Agreement and the application of such provision to any other circumstance shall not be affected, and the provision so held to be illegal, invalid, or otherwise unenforceable shall be reformed to the extent (but only to the extent) necessary to make it legal, valid, and enforceable.

     13.  Notice.  Indemnitee shall give to the Corporation notice in writing as
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soon as practicable of any claim made against him or her for which indemnification will or could be sought under this Agreement; provided, however, that any failure to give such notice to the Corporation will relieve the Corporation from its obligations hereunder only if, and to the extent that, such failure results in the forfeiture of substantial rights and defenses. Notice to the Corporation shall be directed to the Corporation (to the attention of the President) at its principal

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executive office or such other address as the Corporation shall designate in writing to Indemnitee. Notice shall be deemed received when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or three calendar days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require.

     14.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

     15.  Applicable Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Georgia, without giving effect to the principles of conflicts of law thereof.

     16.  Successors.  This Agreement shall be binding upon the Corporation and
          ----------
its successors, including without limitation any person acquiring directly or indirectly all or substantially all of the business or assets of the Corporation whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Corporation" for purposes of this Agreement), but will not otherwise be assignable, transferable or delegatable by the Corporation. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization, or otherwise) to all or substantially all of the business or assets of the Corporation, to assume and agree in writing to perform this Agreement, expressly for the benefit of Indemnitee, in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the date and year first above written.

                                    LOGILITY, INC.


                                    By:___________________________________
                                    Title:__________________________________

                                              [SEAL]


                                    INDEMNITEE:


                                    ________________________________[SEAL]

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